Exhibit 99.2 October 2, 2019

This presentation contains forward-looking statements, including, but not limited to, the Company's outlook for its net sales and adjusted net earnings per diluted share and its progress and anticipated progress towards its long-term objectives. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, and similar words and phrases. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments; the ability to attract and retain qualified employees in all areas of the organization, including a permanent Chief Executive Officer; the cost of labor, merchandise and other costs and expenses; potential supply chain disruption due to trade restrictions, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for its business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; foreign currency exchange rate fluctuations; and the integration of acquired businesses. The Company does not undertake any obligation to update its forward-looking statements. 2

Key Near-Term Priorities 4 New Proprietary Home Furnishing Brands 7 Q2 2019 Financial Results Summary 10 FY 2019 Financial Outlook 13 Non-GAAP Reconciliation Tables 14 3

1. Stabilizing sales and driving top-line growth 2. Resetting the cost structure 3. Reviewing and optimizing the Company’s asset base, including our portfolio of retail banners 4. Refining our organization structure 4

A multi-pronged approach including near-term and longer-term strategies to create a noticeably different shopping experience and differentiated value proposition for our customers ▪ A rapid refresh of ~160 of highest volume and most profitable Bed Bath & Beyond stores is underway ▪ Investments in customer-facing digital channels and – A series of physical improvements to high-traffic areas, including entryways to improve store traffic trends, customer convenience to better meet the customer drive sales and reset the store experience where and how they want to shop and how they want to receive their purchases – Roll out of new visual merchandising elements – Upgrades to associate and customer-facing technology tools ▪ A multi-year store renovation plan to upgrade and refresh a vast majority of Bed Bath & Beyond ▪ Plan to implement performance incentives for store managers based on sales targets over the holiday period locations ▪ Additional Bed Bath & Beyond marketing and promotional support planned to drive holiday sales in FY19 2H – A focus on life-stage marketing and branding to re-engage customers and drive foundational improvements in loyalty and shopping frequency – Further optimize marketing mix and re-invest savings from direct mail efforts to digital channels, such as video, paid social and display advertising 5

Priority #2: Resetting the Cost Structure

Better align our cost structure with the current state of the business

Near-Term Initiatives:

- **A comprehensive real estate optimization project underway**
  - Plans to renegotiate all leases, including those with longer-dated lease terms
  - Occupancy savings expected to benefit FY19 and beyond
- **A review of overhead costs**
  - Completed a workforce reduction that effected ~7% of corporate staff, including executive officers, vice presidents, directors, managers and professional staff
  - In the process of outsourcing certain transaction processing functions to a 3rd party; elimination of ~80 positions expected later in the calendar year

These actions including other changes to the senior leadership structure, will generate costs savings of ~$30M in FY19 and just over $50M on an annualized basis

Longer-Term Initiatives:

- **Increase overall penetration of proprietary private label (PL) brands to differentiate our customer value proposition**
  - Established PL brands: Wamsutta, SALT, ORG, Bee & Willow, Artisanal Kitchen Supply, and Olivia & Oliver
  - New PL home furnishings brands: One Kings Lane Open House and Marmalade
  - Key preferred national brands: UGG, Therapedic and Brookstone
- **Optimize cost structure through improved direct import/direct sourcing practices**

We see an opportunity for longer-term savings in Cost of Goods in the range of a few hundred million dollars

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BED BATH & BEYOND

First 3 of 6 in-house brands to be launched during 2019 and 2020 7

Priority #3: Reviewing and Optimizing the Company's Asset Base, Including Portfolio of Retail Banners

Near-Term Initiatives:

- **Plans to reduce up to $1B of inventory at retail over the next 18 mos.**
  - ~$194M inventory write-down in FY19 Q2 as a result of this decision
  - >$350M of inventory (at retail) to be removed from Bed Bath & Beyond stores before 2019 holiday season
  - A quicker reset of inventory levels in both stores and distribution centers will allow for a faster refresh of the assortment, and enable store labor activity to be re-focused to better support customers and drive sales
- **Completed initial assessment of fleet optimization project for all Bed Bath & Beyond stores**
  - Analyzed each U.S. stores' performance, profitability, geographic location and customer demographics
  - Now plan to close ~60 total stores in FY19, including ~40 BBB stores and ~20 other concept stores
- **Evaluating opportunities for sale lease back transactions**
  - ~4M sq. ft of owned real estate, including both retail and non-retail buildings, and ~500,000 sq. ft. of land
  - Several offers from interested parties under evaluation
- **Strategic review of non-Bed Bath & Beyond business concepts underway**
  - Working with outside advisers, including Goldman Sachs, to assess how to better align and realize greater value from certain of these assets
  - Interest from several 3rd parties
  - Closing down one of our least productive e-commerce businesses

Longer-Term Initiative:

- **Capitalize on heavy lease expiration cadence over the next couple of years, including >400 leases across all concepts**

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BED BATH & BEYOND

Ensure we have the right talent and expertise and right team structures in place to facilitate a connected and efficient organization ▪ Realigned organization structure to better support the transformation underway – All non-Bed Bath & Beyond business concepts now report to one leader, which streamlines and expedites the strategic review of these other businesses, and allows other senior leaders to focus on transforming the Bed Bath & Beyond business 9

▪ On a GAAP basis, a net loss per diluted share of ($1.12), including an unfavorable impact of approximately $1.46 per diluted share related to the first wave of transformational initiatives including, severance costs associated with the corporate workforce reduction and decision to outsource certain functions, and an inventory write down. In addition, non-cash store impairment charges were also incurred during the quarter – On an adjusted basis, net earnings per diluted share of $0.34, excluding severance costs, an inventory write down, and non-cash store impairment charges ▪ Net sales of $2.7B, a decrease of ~7.3%, and a comp sales decline of ~6.7%, including a high-single digit % decline in stores, and a slight % decline in customer-facing digital channels ▪ Adjusted Gross Margin of ~33.9%, an improvement of ~20 bps vs. adjusted Gross Margin in FY18 Q2, reflecting benefits of several ongoing margin enhancement initiatives ▪ Adjusted SG&A expense decline of ~$47M, reflecting some early benefits from cost structure optimization efforts, including lower payroll and payroll-related and occupancy expenses ▪ Cash and investments balance of ~$1.0B at the end of FY19 Q2 ▪ Retail inventories of ~$2.3B (at cost) at the end of FY19 Q2, a reduction of ~$492M or 18% (at cost), compared to prior year period, including an inventory write down of approximately $194M during FY19 Q2 10

Q2 2019 P&L Summary

(amounts in millions, except comp%, % of sales, and per share data)

	Three Months Ended				
	Adjusted [a] August 31, 2019	% of Sales	Adjusted [b] September 1, 2018	% of Sales	Change
Comp Sales %		(6.7)		(0.6)	
Net Sales	$2,719	100.0	$2,935	100.0	
Gross Profit	921	33.9	989	33.7	0.2 [c]
SG&A Expenses	858	31.6	905	30.8	(0.8) [d]
Operating Profit	62	2.3	83	2.8	(0.5)
Net Earnings	42	1.5	52	1.8	(0.3)
EPS - Diluted	$0.34		$0.38		
WAS - Diluted	123		136		

(a) Excludes severance costs associated with the corporate workforce reduction and decision to outsource certain functions, an inventory write down, store impairment charges incurred during the quarter, and associated tax adjustments.

(b) Excludes severance costs and associated tax adjustments.

(c) As a percentage of net sales, primarily due to a decrease in coupon expense and net direct-to-customer shipping expense, partially offset by a decrease in merchandise margin.

(d) Decrease of $47 million reflects early benefits from cost structure optimization efforts, including lower payroll and payroll-related and occupancy expenses. As a percentage of net sales, increase is primarily due to the effect of fixed costs, including technology-related expenses, including depreciation, and occupancy, on a lower sales base.

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BED BATH & BEYOND

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FY 2019 Financial Outlook

Current FY 2019 Full Year Guidance In Line With Most Recent Guidance
(excludes goodwill and other impairments, severance and shareholder activity costs, the inventory write down, incremental impact from tariffs, and other special items)

Consolidated Net Sales	Estimated to be around $11.4 billion
Diluted EPS	Estimated to be between $2.08 and $2.13
Capital Expenditures	Estimated to be between $350 and $375 million

Note: Due to the inherent difficulty of forecasting the timing or amount of items that have not yet occurred and are out of the Company's control, and that would impact its net earnings per diluted share, for fiscal 2019 on a GAAP basis, the Company has not provided a reconciliation of its adjusted net earnings per diluted share for its fiscal 2019 full year outlook on a GAAP basis. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Guidance Considerations

- Comparable sales trends to date
- Current investment plans to drive top-line performance in FY19 2H, with majority of SG&A spend to occur in FY19 Q3
- FY19 Q3 ends 11/30/19 and will include Thanksgiving weekend, including Black Friday; FY18 Q3 included Thanksgiving weekend, Cyber Monday and whole week
- FY18 Q3 EPS benefitted from $28M ($0.16) gain on sale of a building
- Expect FY19 Q3 adjusted EPS to be relatively flat versus adjusted FY18 Q3 (~$0.02); Remainder of FY19 adjusted EPS to be earned in FY19 Q4

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Three Months Ended Six Months Ended August 31, September 1, August 31, September 1, 2019 2018 2019 2018 Reconciliation of Adjusted Gross Profit Reported gross profit $ 726,988 $ 988,561 $ 1,614,167 $ 1,953,409 Adjustments: Inventory write down 193,735 - 193,735 - Total adjustments 193,735 - 193,735 - Adjusted gross profit $ 920,723 $ 988,561 $ 1,807,902 $ 1,953,409 (in thousands, except per share Reconciliation of Adjusted Gross Margin data) Reported gross margin 26.7% 33.7% 30.5% 34.3% Adjustments: (unaudited) Inventory write down 7.2% 0.0% 3.7% 0.0% Total adjustments 7.2% 0.0% 3.7% 0.0% Adjusted gross margin 33.9% 33.7% 34.2% 34.3% Reconciliation of Adjusted Selling, General and Administrative Expenses Reported selling, general and administrative expenses $ 880,889 $ 909,703 $ 1,773,643 $ 1,793,322 Adjustments: Severance costs (22,537) (4,559) (61,199) (13,892) Shareholder activity costs - - (8,000) - Total adjustments (22,537) (4,559) (69,199) (13,892) Adjusted selling, general and administrative expenses $ 858,352 $ 905,144 $ 1,704,444 $ 1,779,430 * The Company has not previously presented non-GAAP financial measures regarding its results for its fiscal 2018 second quarter. The Company is presenting certain non-GAAP financial measures for its fiscal 2019 second quarter. In order for investors to be able to more 14 easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2018 periods in the reconciliation tables above and that follow.

Three Months Ended Six Months Ended August 31, September 1, August 31, September 1, 2019 2018 2019 2018 Reconciliation of Adjusted Selling, General and Administrative Expenses as a Percent of Net Sales Reported selling, general and administrative expenses as a percent of net sales 32.4% 31.0% 33.5% 31.5% Adjustments: Severance costs (0.8%) (0.2%) (1.1%) (0.2%) Shareholder activity costs 0.0% 0.0% (0.2%) 0.0% Total adjustments (0.8%) (0.2%) (1.3%) (0.2%) Adjusted selling, general and administrative expenses as a percent of net sales 31.6% 30.8% 32.2% 31.3% Reconciliation of Adjusted Net Earnings Reported net (loss) earnings $ (138,765) $ 48,639 $ (509,850) $ 92,215 (in thousands, except per share Pre-tax adjustments: Inventory write down 193,735 - 193,735 - data) Severance costs 22,537 4,559 61,199 13,892 Goodwill and other impairments (a) 28,357 - 429,624 - (unaudited) Shareholder activity costs - - 8,000 - Total pre-tax adjustments 244,629 4,559 692,558 13,892 Tax impact of adjustments (63,964) (1,150) (125,351) (2,768) Total adjustments, after tax 180,665 3,409 567,207 11,124 Adjusted net income $ 41,900 $ 52,048 $ 57,357 $ 103,339 Reconciliation of Adjusted Net Earnings per Diluted Share Reported net (loss) earnings per diluted share $ (1.12) $ 0.36 $ (4.06) $ 0.68 Goodwill and other impairments, severance, shareholder activity costs, and inventory write down 1.46 0.02 4.52 0.08 Adjusted net earnings per diluted share $ 0.34 $ 0.38 $ 0.46 $ 0.76 (a) Goodwill and other impairments include: (1) goodwill, tradename and store asset impairments related to the North American Retail reporting unit; and (2) tradename impairments related to the Institutional Sales reporting unit. * The Company has not previously presented non-GAAP financial measures regarding its results for its fiscal 2018 second quarter. The Company is presenting certain non-GAAP financial measures for its fiscal 2019 second quarter. In order for investors to be able to more 15 easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2018 periods in the reconciliation tables above and that follow.